--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

[logo]
NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)
-------------------------------------------------------------------------------

                                                  New England Star Advisers Fund
                                                  [graphic omitted]

-----------------
DECEMBER 31, 1996
-----------------

                                                                   FEBRUARY 1997
-------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Our three Star funds exemplify this exceptional approach: A number of independent specialists manage separate fund segments. This multiplies the research and analytical resources available to the fund, with the goal of greater return potential accompanied by a propensity for reduced price fluctuation.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer

Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
-------------------------------------------------------------------------------

[Dalbar logo] For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                          AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED 12/31/96
-------------------------------------------------------------------------------

CLASS A (Inception 7/7/94)           1 YEAR              SINCE INCEPTION

Net Asset Value(1)                   18.98%                  23.77%
With Max. Sales Charge(2)            12.16                   20.87
Lipper Growth Average(5)             19.22                   21.20

-------------------------------------------------------------------------------
CLASS B (Inception 7/7/94)           1 YEAR              SINCE INCEPTION

Net Asset Value(1)                   18.11%                  22.88%
With CDSC(3)                         14.11                   21.99
Lipper Growth Average(5)             19.22                   21.20

-------------------------------------------------------------------------------
CLASS C (Inception 7/7/94)           1 YEAR             SINCE INCEPTION

Net Asset Value(1)                   18.03%                  22.88%
Lipper Growth Average(5)             19.22                   21.20

-------------------------------------------------------------------------------
CLASS Y (Inception 11/15/94)*        1 YEAR              SINCE INCEPTION

Net Asset Value(1)                   19.55%                  23.86%
Lipper Growth Average(5)             19.22                     n/a

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

* Class Y shares are available only to certain institutional investors.

    NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares. Class Y shares are not subject to a sales charge.
(4) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            A $10,000 INVESTMENT COMPARED TO STANDARD & POOR'S 500(4)
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

CLASS A SHARES, INCEPTION 7/7/94

                  NET ASSET      WITH MAXIMUM            S&P
                   VALUE(1)     SALES CHARGE(2)         500(4)
--------------------------------------------------------------
7/July/94           $10,000        $ 9,425             $10,000
3rd Quarter 94      $10,656        $10,043             $10,489
4th Quarter 94      $10,638        $10,026             $10,487
1st Quarter 95      $11,240        $10,594             $11,505
2nd Quarter 95      $12,252        $11,547             $12,599
3rd Quarter 95      $13,833        $13,038             $13,597
4th Quarter 95      $14,293        $13,471             $14,413
1st Quarter 96      $15,272        $14,393             $15,186
2nd Quarter 96      $16,098        $15,172             $15,886
3rd Quarter 96      $16,454        $15,507             $16,353
4th Quarter 96      $17,005        $16,027             $17,714

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

CLASS B SHARES, INCEPTION 7/7/94

                  NET ASSET         WITH                 S&P
                   VALUE(1)         CDSC                500(4)
--------------------------------------------------------------
7/July/94           $10,000        $10,000             $10,000
3rd Quarter 94      $10,640        $10,640             $10,489
4th Quarter 94      $10,600        $10,600             $10,487
1st Quarter 95      $11,176        $11,176             $11,505
2nd Quarter 95      $12,170        $12,170             $12,599
3rd Quarter 95      $13,717        $13,717             $13,597
4th Quarter 95      $14,142        $13,742             $14,413
1st Quarter 96      $15,085        $14,658             $15,186
2nd Quarter 96      $15,875        $15,026             $15,866
3rd Quarter 96      $16,188        $14,992             $16,353
4th Quarter 96      $16,703        $16,403             $17,714

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

CLASS C SHARES, INCEPTION 7/7/94

                  NET ASSET          S&P
                   VALUE(1)         500(4)
------------------------------------------
7/July/94           $10,000        $10,000
3rd Quarter 94      $10,640        $10,489
4th Quarter 94      $10,604        $10,487
1st Quarter 95      $11,181        $11,505
2nd Quarter 95      $12,166        $12,599
3rd Quarter 95      $13,719        $13,597
4th Quarter 95      $14,145        $14,413
1st Quarter 96      $15,079        $15,186
2nd Quarter 96      $15,870        $15,866
3rd Quarter 96      $16,182        $16,353
4th Quarter 96      $16,697        $17,714

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions. Class Y share performance will be greater than that shown based on differences in inception date, fees and sales charges.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                                         HOW YOUR FUND PERFORMED
-------------------------------------------------------------------------------

The past year underscored the importance of the New England Star Adviser Fund's multiple-manager approach. Volatile financial markets at home and abroad demanded the advanced level of investment experience, talent and diversification that the Fund has offered since its inception. Total returns at net asset value through December 31, 1996 were 18.98%, 18.11% and 18.03% for Class A, B and C shares, respectively. Continued strong corporate earnings and a calm interest rate environment bolstered Fund performance, while market highs made purchases more expensive, muting potential for even greater returns as the year progressed.

Investor interest in the Fund continued to soar, with new investments through the end of December bringing total net assets to $814 million. As of December 31, shareholders numbered more than 65,000.

Star Advisers Fund is a ground-breaking departure from traditional mutual funds. It harnesses the expertise of prominent equity investors from four investment firms - all in a single portfolio. Each manager pursues long-term growth through a distinctly different set of disciplines. This blending of complementary investment styles within a single portfolio is designed to reduce overall volatility and enhance potential for return. The following pages provide many important insights into each subadviser's investment activity over the past year.

Q.  How did you manage your portion of the Fund in 1996?

[Photos of Jeffrey Petherick, Mary Champagne
Loomis, Sayles & Company, L.P.]

    As always, we concentrated on locating undervalued, growing companies that dominate, or are becoming dominant, in a specific market subsegment. Earlier in 1996, we increased our weighting in consumer cyclicals -- retail stores, restaurants and other services -- with great success. Healthy consumer spending throughout the year boosted many stocks, including Ann Taylor, an upscale women's clothier, and Cole National, a specialty eyewear and giftware retailer.

    We adopted a more defensive portfolio strategy in the second half of the year, moving away from economically sensitive companies and toward companies with strong value characteristics. That explains our increased exposure to Real Estate Investment Trusts (REITs) and a more aggressive move into food stocks.

Q.  Would you give us more examples?

    Virtually every sector showed positive returns. The capital goods sector was the exception; mixed stock selection held back portfolio performance in that sector. Strong individual performers were Lance, Inc., a snack food manufacturer; Public Service Company of North Carolina; Patriot American, a REIT that owns valuable hotel property; and Aliant Communications, a Nebraska-based telephone company.

Q. What is your investment outlook for 1997?

    We expect that the economy will continue to slow in 1997 and that corporate earnings will suffer as a result. In light of that assumption, we will move away from sectors that are more economically sensitive, like capital goods and raw materials. We'll look to sectors with favorable valuations, like health care, where fundamentals are sound and earnings prospects are excellent.

                          LARGEST LOOMIS SAYLES HOLDINGS, % OF FUND'S NET ASSETS
-------------------------------------------------------------------------------
Allied Group, Inc.                                                         0.39%
U.S. Freightways Corp.                                                     0.38%
Pride Petroleum Services, Inc.                                             0.38%
Patriot American Hospitality, Inc.                                         0.36%
Capstone Capital Corp.                                                     0.36%

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q.  How did you manage your portion of the Fund in 1996?

[Photo of Warren Lammert, Janus Capital Corporation]

    Our segment remained organized around several dominant ideas; one of the most prominent was business services. More companies are outsourcing non-core operations such as data processing and information management. Leaders that have capitalized on this trend include: Keane International, Ciber and IBM, which provide companies with systems integration and servicing; First Data, First USA Payment Technology and National Processing, which handle credit card and payroll transactions; and Cincinnati Bell and Teletech, which process customer calls.

    We also maintained significant holdings in technology, pharmaceuticals and banking. We did, however, sell a number of individual positions within these sectors and initiate some new positions. Strength in capital spending earlier in the year provided an especially positive economic backdrop for the portfolio's technology holdings. Our investments in the inter-networking industry, including cisco and US Robotics, posted solid gains.

Q.  Would you give us more examples?

    Solid stock selections included WorldCom, a telecommunications company that recently purchased MFS Communications, the world's largest Internet provider. Eli Lilly has also performed admirably, due primarily to Xyprexa, its drug that treats schizophrenia. Underperformers include Hospitality Franchise Services, Inc. (HFS), a hotel and real estate franchiser that rose 18 points only to give those gains back in ensuing months. We also reduced our exposure to Xylan, a networking company experiencing a slow-down in business momentum.

Q.  What is your investment outlook for 1997?

    We are very encouraged by the decline in interest rates and the continued absence of higher inflation. As long as economic growth remains at modest, sustainable levels and the business climate is robust, stocks hold strong opportunity for good returns.

                                  LARGEST JANUS HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                          1.63%
MFS Communications, Inc.                                                   1.03%
Analog Devices, Inc.                                                       0.90%
cisco Systems, Inc.                                                        0.87%
HBO & Co.                                                                  0.80%

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q.  How did you manage your segment in 1996?

[Photo of Rodney Linafelter, Berger Associates]

    My strategy remains fairly consistent. We look primarily for consistent growth companies that we can purchase at price/earnings discounts. During the first half of 1996, we were somewhat defensive in the technology sector; we turned more aggressive in the second half when prices were much more attractive. We also increased our focus in the financial sector, although at 14% that sector is still underweighted. Meanwhile, we maintained our weighting in the energy services sector, investing in companies that provide crews and machinery for the drilling and completion of oil and gas wells.

Q.  Would you give us more examples?

    The oil services stocks performed exceptionally well, led by B.J. Services, where a turnaround in oil field activity has led to a resurgence in earnings growth. Other noteworthy performers include Intel and Microsoft, with the former continuing its dominance of the chip market, and the latter solidifying its impressive core business performance as its NT Operating System gained market share. In the financial sector, Conseco, an investment and annuity manager, finished strongly due to sustained earnings growth over the second half of the year.

Q.  What is your investment outlook for 1997?

    The investment outlook for stocks during the next year is favorable. We believe that stock indices reflect this sentiment. But after broad gains in 1996, the opportunities for enhanced performance will hinge on individual stock selection. It should be a stock picker's year in which secondary issues should fare better than the indices for the first time in recent years.

    Economically, interest rates should remain stable, with some downward pressure possible. We expect inflation to remain moderate and current economic growth patterns to persist.

   -----------------------------------------------------------------------------
   IMPORTANT NOTE: ON FEBRUARY 3, 1997, PATRICK S. ADAMS SUCCEEDED RODNEY LINAFELTER AS PORTFOLIO MANAGER OF THE BERGER SEGMENT OF STAR ADVISERS FUND. FOR MORE INFORMATION ON MR. ADAMS' EXPERIENCE, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT FOLLOWING THE FINANCIAL SECTION OF THIS REPORT.
   -----------------------------------------------------------------------------

                                 LARGEST BERGER HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Nokia Corp.                                                                0.78%
Falcon Drilling                                                            0.68%
Conseco, Inc.                                                              0.59%
Intel Corp.                                                                0.56%
Boeing Co.                                                                 0.52%

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q.  How did you manage your segment in 1996?

[Photo of Edward Keely, Founders Asset Management]

    Our segment's strategy continues to position the portfolio in favor of strong earnings growth, moderate inflation and stable interest rates. Performance for the year landed solidly within our expectations, based on sustained economic growth and moderate inflation. As anticipated, we recorded more of the segment's earnings in the first half of 1996. While our modest increase in the segment's mid-cap weighting slowed its growth, particularly in the third quarter, the earnings prospects for these stocks remain excellent.

Q.  Would you give us more examples?

    Healthy consumer spending fueled retail stocks, particularly in the first half of the year. Posting solid gains for our segment were The Gap stores (up 52% through June 30) and Gucci Group (up 67% through June 30). Strong performance by ITT, Mirage Resorts and Sun International in the gaming and leisure sectors also contributed to favorable performance during the first half.

    Stock selection results were mixed for the second half of 1996. Medaphis, a health care information company, and Sunglass Hut, an eyewear retailer, were down about 60%; while a portfolio cornerstone, Intel (up 72% since we purchased it mid-year) continued its strong two-year run.

Q.  What is your investment outlook for 1997?

    While stock prices are expensive now, we still see good potential over the next 12 months. We also think the watchwords for 1997 will be quality and liquidity, with stock selections narrowing. We'll look for consistent growth companies with good earnings in financial services, high technology and other areas where businesses generate a large percentage of revenues from recurring sources.

                               LARGEST FOUNDERS HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Intel Corp.                                                                1.00%
Warner Lambert Co.                                                         0.76%
Xilinx, Inc.                                                               0.60%
Parametric Technology Corp.                                                0.56%
cisco Systems, Inc.                                                        0.52%

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                   INDUSTRY CONCENTRATIONS REFLECT DIFFERENT MARKET EXPECTATIONS
--------------------------------------------------------------------------------

    Diverse strategies and analytical styles focused on the same objective can lead to very different portfolio compositions. Far from canceling each other out, these individual strategies complement one another and lead to greater diversification for better performance potential over time.

[A bar chart appears here, illustrating the allocation of each investment adviser's segment of New England Star Advisers Fund's investment portfolio by top industry groups on December 31, 1996. The percentage of New England Star Advisers Fund's total net assets in each top industry group as of December 31, 1996 is also depicted. The bar chart data is as follows:]

                                      TOP INDUSTRY GROUPS BY INVESTMENT ADVISER*
--------------------------------------------------------------------------------
                                                               December 31, 1996

                         BERGER    FOUNDERS  JANUS     LOOMIS    %STAR ADVISERS
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE       2.8%        3.8%    2.8%       1.0%         10.4%
TECHNOLOGY                1.2%        2.5%    3.9%       0.0%          7.6%
ELECTRONICS               2.3%        2.4%    0.8%       1.2%          6.7%
BUSINESS SERVICES         1.2%        0.6%    2.6%       1.0%          5.4%
SOFTWARE                  2.1%        1.9%    1.0%       0.2%          5.2%
INSURANCE                 0.6%        0.8%    0.4%       1.9%          3.7%
BANKS                     0.9%        0.5%    2.1%       0.0%          3.5%
REAL ESTATE               0.8%        0.0%   -0.0%       2.0%          2.7%
COMMUNICATION            2.00%       0.40%   0.00%      0.00%          2.4%
PETROLEUM SERVICES        0.0%        0.7%    1.7%       0.0%          2.4%

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

Investments as of December 31, 1996

COMMON STOCK--92.0% OF TOTAL NET ASSETS

    SHARES    DESCRIPTION                                          VALUE (a)
--------------------------------------------------------------------------------

              AEROSPACE--1.5%
      70,500  Boeing Co.  ........................................ $  7,499,437
     110,000  Gulfstream Aerospace Corp. (c)  ....................    2,667,500
      20,000  Lockheed Martin Corp.  .............................    1,830,000
                                                                   ------------
                                                                     11,996,937
                                                                   ------------
              AGRICULTURAL MACHINERY--0.4%
     100,000  Agco Corp.  ........................................    2,862,500
                                                                   ------------
              AGRICULTURE--0.2%
      22,997  Potash Corp., Saskatchewan  ........................    1,954,745
                                                                   ------------
              AIR TRAVEL--0.3%
      45,000  Atlas Air, Inc. (c)  ...............................    2,148,750
                                                                   ------------
              APPAREL & TEXTILES--0.2%
      13,500  Fila Holdings  SPA (ADR) (d) .......................      784,688
      36,500  Kenneth Cole Productions, Inc.  ....................      565,750
                                                                   ------------
                                                                      1,350,438
                                                                   ------------
              AUTO PARTS--0.6%
      27,100  Borg Warner Automotive, Inc.  ......................    1,043,350
      62,000  Echlin, Inc.  ......................................    1,960,750
      60,000  Lear Corp. (c)  ....................................    2,047,500
                                                                   ------------
                                                                      5,051,600
                                                                   ------------
              BANKS--3.5%
      17,950  Bank of New York, Inc.  ............................      605,812
      19,800  BankAmerica Corp.  .................................    1,975,050
      63,046  Barclays  ..........................................    1,080,650
      12,559  BCA Pop Bergam CV ..................................      206,971
      46,935  Chase Manhattan Corp. ..............................    4,188,949
      35,000  Citicorp  ..........................................    3,605,000
      63,100  Wells Fargo & Co.  .................................   17,021,225
                                                                   ------------
                                                                     28,683,657
                                                                   ------------
              BROADCASTING--0.4%
      22,342  Central European Media Entertainment, Ltd.  ........      709,359
      37,675  Telecomunicacoes Brasileiras S.A. (ADR) (d)  .......    2,882,137
                                                                   ------------
                                                                      3,591,496
                                                                   ------------
              BUSINESS SERVICES--5.3%
      82,700  Cadmus Communications Corp., (c)  ..................    1,281,850
      29,700  CDI Corp.  .........................................      842,738
     102,100  Cort Business Services Corp.  ......................    2,105,812
      25,750  Danka Business Systems (ADR) (d)  ..................      910,906
     139,485  First Data Corp.  ..................................    5,091,202
      56,500  Fiserv, Inc. (c)  ..................................    2,076,375
      46,500  Gartner Group, Inc. (c).............................    1,810,594
      24,100  Global DirectMail Corp.  ...........................    1,051,363
      47,750  Indus Group, Inc.  .................................    1,229,562
       6,775  Intelligroup, Inc.  ................................       74,525
      44,800  Intelliquest Information Group  ....................    1,019,200
      42,150  Keane, Inc.  .......................................    1,338,262
      36,200  Lamar Advertising Co. ..............................      877,850
      12,375  Meta Group, Inc.  ..................................      334,125
      33,176  Metra AB, Series B  ................................    1,860,741
      43,550  National Processing, Inc.  .........................      696,800
     140,825  Nokia Corp. (ADR) (d) ..............................    8,115,041
      36,587  Outdoor Systems, Inc. ..............................    1,029,009
      56,000  Prime Service, Inc.  ...............................    1,540,000
         600  Quintiles Transnational Corp.  .....................       39,750
     254,723  Rentokil Initial PLC  ..............................    1,920,132
      71,000  Steris Corp.  ......................................    3,088,500
      81,650  Teletech Holdings, Inc. ............................    2,122,900
       6,225  Universal Outdoor Holdings, Inc.  ..................      146,288
      19,725  Verifone, Inc.  ....................................      581,888
     139,000  Viad Corp.  ........................................    2,293,500
       4,300  West Teleservices Corp.  ...........................       97,825
                                                                   ------------
                                                                     43,576,738
                                                                   ------------
              CHEMICALS--2.1%
      45,000  BF Goodrich Co.  ...................................    1,822,500
      21,300  Cambrex Corp.  .....................................      697,575
      85,400  Dexter Corp.  ......................................    2,722,125
     120,200  Hexcel Corp., New  .................................    1,953,250
      78,800  Intertape Polymer Group, Inc. ......................    1,812,400
     149,100  Lawter International, Inc.  ........................    1,882,387
      31,600  Learonal, Inc.  ....................................      726,800
      59,400  Monsanto Co.  ......................................    2,309,175
      60,000  Praxair, Inc.  .....................................    2,767,500
                                                                   ------------
                                                                     16,693,712
                                                                   ------------
              COMMUNICATION--2.4%
      86,375  Ascend Communications, Inc. (c)  ...................    5,366,047
      87,875  Cincinnati Bell, Inc.  .............................    5,415,297
      41,531  Netcom Systems, AB, Series B  ......................      672,909
     298,467  Worldcom, Inc. (c)  ................................    7,778,796
                                                                   ------------
                                                                     19,233,049
                                                                   ------------
              COMMUNICATION SERVICES--2.1%
       9,300  CommNet Cellular, Inc.  ............................      259,237
      70,813  Korea Mobile Telecom (ADR) (c) (d)  ................      911,711
      58,600  Lucent Technologies, Inc.  .........................    2,710,250
     153,411  MFS Communications, Inc.  ..........................    8,360,899
      19,550  Millicom International Cellular  ...................      628,044
      61,475  Paging Network, Inc. (c)  ..........................      937,494
      41,650  Palmer Wireless, Inc. ..............................      437,325
       1,700  Premiere Technologies, Inc.  .......................       42,500
      43,000  Premisys Communications, Inc. (c)  .................    1,451,250
     382,687  Telecom Italia Mobil  ..............................      967,439
                                                                   ------------
                                                                     16,706,149
                                                                   ------------
              COMPUTER SOFTWARE & SERVICES--2.0%
       6,372  Axime Ex Segin  ....................................      736,860
      51,300  Boole and Babbage, Inc.  ...........................    1,282,500
       2,775  Cambridge Technology Partners  .....................       93,136
      17,625  Ciber, Inc.  .......................................      528,750
      37,200  Computer Sciences Corp., Rights (c)  ...............    3,055,050
      83,500  National Computer Systems, Inc.  ...................    2,129,250
      43,100  Nichols Research Corp.  ............................    1,099,050
     141,925  Peoplesoft, Inc. (c)  ..............................    6,803,530
      16,731  Securitas AB, Series B  ............................      486,972
       8,025  Technology Solutions Co.  ..........................      333,038
                                                                   ------------
                                                                     16,548,136
                                                                   ------------
              COMPUTERS & BUSINESS EQUIPMENT--2.1%
      65,250  3Com Corp., (c)  ...................................    4,787,719
      34,500  Compaq Computer Corp. (c)  .........................    2,561,625
     100,000  EMC Corp. (c)  .....................................    3,312,500
      58,000  Fore Systems (c)  ..................................    1,906,750
      37,300  Netscape Communications Corp.  .....................    2,121,437
      19,000  Oce Van der Grinten NV  ............................    2,064,524
                                                                   ------------
                                                                     16,754,555
                                                                   ------------
              CONGLOMERATES--0.1%
      36,006  Kinnevik Investment, Series B  .....................      992,555
                                                                   ------------
              CONSTRUCTION--0.1%
      42,100  Kaman Corp.  .......................................      547,300
                                                                   ------------
              CONSTRUCTION MATERIALS--0.0%
       6,125  Fastenal Co.  ......................................      280,219
                                                                   ------------
              CONSUMER GOODS & SERVICES--1.2%
      22,900  Concord EFS, Inc.  .................................      646,925
     100,750  Galoob Lewis Toys, Inc.  ...........................    1,410,500
      53,125  Gucci Group (ADR) (d) ..............................    3,393,359
      20,075  Linens 'N Things, Inc. .............................      393,972
      46,275  NIKE, Inc., Class B  ...............................    2,764,931
     109,000  Stride Rite Corp., (c) .............................    1,090,000
       7,125  Tommy Hilfiger Corp. (c)  ..........................      342,000
                                                                   ------------
                                                                     10,041,687
                                                                   ------------
              CONSUMER PRODUCTS--0.6%
      23,000  Clorox Co.  ........................................    2,308,625
      31,500  Duracell International, Inc.  ......................    2,201,062
                                                                   ------------
                                                                      4,509,687
                                                                   ------------
              DOMESTIC OIL--0.2%
      38,500  Phillips Petroleum Co. .............................    1,703,625
                                                                   ------------
              DRUGS & HEALTH CARE--10.4%
      50,000  Amerisource Health Corp. (c)  ......................    2,412,500
      15,000  Astra AB  ..........................................      741,213
      45,000  Astra AB, Series B  ................................    2,170,853
     122,800  Bindley Western Industries, Inc.  ..................    2,379,250
      75,000  Biogen, Inc. (c) ...................................    2,906,250
      39,975  Bristol Myers Squibb Co.  ..........................    4,347,281
      92,537  Cardinal Health, Inc.  .............................    5,390,251
     139,225  Centocor, Inc.  ....................................    4,977,294
      76,500  Columbia/HCA Healthcare Corp.  .....................    3,117,375
      41,425  CompDent Corp.  ....................................    1,460,231
     114,200  Eli Lilly & Co., (c)  ..............................    8,336,600
      58,050  Fresenius Medical Care AG (ADR) (d) ................    1,632,656
      14,602  Glaxo Wellcome PLC .................................      237,655
      15,075  Glaxo Wellcome PLC (ADR) (d) .......................      478,631
      86,900  Integrated Health Services, Inc.  ..................    2,118,188
      37,000  Johnson & Johnson  .................................    1,840,750
      80,975  Omnicare, Inc.  ....................................    2,601,322
      97,700  Oxford Health Plans, Inc. (c)  .....................    5,721,556
      37,000  Pacificare Health Systems, Inc., Class B (c)  ......    3,154,250
      83,000  Phycor, Inc. (c)  ..................................    2,355,125
      53,900  Protocol Systems, Inc. .............................      700,700
      34,411  SmithKline Beecham PLC  ............................      476,342
      62,300  SmithKline Beecham PLC (ADR) (d)  ..................    4,236,400
      87,300  Sofamor/Danek Group, Inc.  .........................    2,662,650
      22,000  Stryker Corp.  .....................................      657,250
      48,525  Target Therapeutics, Inc.  .........................    2,038,050
      60,000  United Healthcare Corp.  ...........................    2,700,000
      51,000  United States Surgical Corp.  ......................    2,008,125
     144,800  Warner Lambert Co., (c)  ...........................   10,860,000
                                                                   ------------
                                                                     84,718,748
                                                                   ------------
              ELECTRIC--1.5%
      75,000  Atmel Corp.  .......................................    2,484,375
      45,700  Belden, Inc.  ......................................    1,690,900
      50,000  Boston Scientific Corp. (c)  .......................    3,000,000
      42,000  General Electric Co.  ..............................    4,152,750
      62,700  Woodhead Industries, (c)  ..........................      862,125
                                                                   ------------
                                                                     12,190,150
                                                                   ------------
              ELECTRIC UTILITIES--0.3%
     128,900  Calpine Corp.  .....................................    2,578,000
                                                                   ------------
              ELECTRONIC COMPONENTS--0.5%
      50,900  Burr Brown, (c)  ...................................    1,323,400
      63,300  Merix Corp.  .......................................      965,325
      50,900  Unitrode Corp.  ....................................    1,495,188
                                                                   ------------
                                                                      3,783,913
                                                                   ------------
              ELECTRONICS--6.7%
      75,000  Adaptec, Inc. (c)  .................................    3,000,000
     102,675  ADC Telecommunications, Inc. (c)  ..................    3,195,759
      87,450  Altera Corp. (c)  ..................................    6,356,522
      90,500  Amphenol Corp.  ....................................    2,013,625
      21,850  Andrew Corp. (c)  ..................................    1,159,416
     100,000  Boston Technology, Inc., New  ......................    2,875,000
     217,875  Cisco Systems,Inc. (c) .............................   13,862,297
     130,000  ECI Telecom, Ltd.  .................................    2,762,500
      54,800  ESS Technology, Inc. ...............................    1,541,250
     150,000  Input/Output, Inc. (c) .............................    2,775,000
      44,000  Maxim Integrated Products, Inc. (c)  ...............    1,903,000
      84,800  Scientific Games Holdings Corp.  ...................    2,268,400
      51,200  Tellabs, Inc. (c)  .................................    1,926,400
      18,125  U. S. Robotics Corp. (c)  ..........................    1,305,000
     100,000  VLSI Technology, Inc. ..............................    2,387,500
     132,000  Xilinx, Inc., (c)  .................................    4,859,250
                                                                   ------------
                                                                     54,190,919
                                                                   ------------
              ENERGY--0.3%
      50,325  Triton Energy, Ltd.  ...............................    2,440,763
                                                                   ------------
              ENVIRONMENTAL--0.2%
      78,450  World Fuel Services Corp.  .........................    1,745,513
                                                                   ------------
              FINANCE COMPANIES--0.6%
     116,575  Associates 1st Capital Corp.  ......................    5,143,872
      85,000  Peregrine Investment  ..............................      145,614
       8,500  Peregrine Investment, Warrants  ....................        2,720
                                                                   ------------
                                                                      5,292,206
                                                                   ------------
              FINANCIAL SERVICES--1.4%
      64,975  BA Merchants Services, Inc.  .......................    1,161,428
       6,100  Charles Schwab Corp. ...............................      195,200
     108,400  DVI, Inc.  .........................................    1,409,200
      95,400  Financial Federal Corp.  ...........................    1,597,950
      60,000  First USA Paymentech, Inc.  ........................    2,032,500
      55,090  Imperial Credit Industries, Inc.  ..................    1,156,890
      30,900  Redwood Trust, Inc.  ...............................    1,151,025
      25,500  SunAmerica, Inc. (c)  ..............................    1,131,563
      61,300  WFS Financial, Inc.  ...............................    1,218,337
                                                                   ------------
                                                                     11,054,093
                                                                   ------------
              FOOD & BEVERAGES--1.0%
      61,600  Coca Cola Enterprises, Inc.  .......................    2,987,600
      39,750  Coca-Cola Co.  .....................................    2,091,844
      68,100  Flowers Industries, Inc., (c)  .....................    1,464,150
      98,900  Lance, Inc.  .......................................    1,780,200
                                                                   ------------
                                                                      8,323,794
                                                                   ------------
              FREIGHT TRANSPORTATION--0.9%
      99,100  Harper Group, Inc.  ................................    2,353,625
     109,200  Pittston Burlington Co. ............................    2,184,000
     113,600  US Freightways Corp. ...............................    3,116,900
                                                                   ------------
                                                                      7,654,525
                                                                   ------------
              GAS & PIPELINE UTILITIES--0.9%
     140,000  Falcon Drilling (c)  ...............................    5,495,000
      37,200  Public Service Co., North Carolina, Inc.............      678,900
      27,000  Williams Companies, Inc.  ..........................    1,012,500
                                                                   ------------
                                                                      7,186,400
                                                                   ------------
              GOVERNMENT AGENCIES--1.1%
      40,000  Federal Home Loan Mortgage Corp.  ..................    4,405,000
     111,500  Federal National Mortgage Association  .............    4,153,375
                                                                   ------------
                                                                      8,558,375
                                                                   ------------
              HEALTH CARE -- 0.2%
      88,850  Conmed Corp.  ......................................    1,821,425
                                                                   ------------
              HEALTH CARE-SERVICES--1.3%
     140,112  Grancare, Inc.  ....................................    2,504,502
     113,100  Health Images, Inc.  ...............................    1,880,288
      88,200  Healthplan Services Corp.  .........................    1,863,225
      32,825  Pharmaceutical Product Development, Inc.  ..........      828,831
      99,000  Regency Health Services  ...........................      952,875
     127,100  Rotech Med Corp.  ..................................    2,669,100
                                                                   ------------
                                                                     10,698,821
                                                                   ------------
              HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.6%
     199,600  Griffon Corp.  .....................................    2,445,100
     100,500  Sunbeam Corp., Delaware, New  ......................    2,587,875
                                                                   ------------
                                                                      5,032,975
                                                                   ------------
              HOTELS & RESTAURANTS--1.7%
      47,800  Cooker Restaurant Corp., New  ......................      555,675
      11,475  Extended Stay America, Inc.  .......................      230,934
      89,750  HFS, Inc. (c)  .....................................    5,362,563
      80,000  Host Marriott Corp.  ...............................    1,280,000
      40,000  Marriott International, Inc.  ......................    2,210,000
       6,075  Papa John's International, Inc.  ...................      205,031
      88,525  Planet Hollywood International, Inc.  ..............    1,748,369
      25,500  Sun International Hotels, Ltd.  ....................      930,750
      60,500  WMS Industries, Inc. ...............................    1,210,000
                                                                   ------------
                                                                     13,733,322
                                                                   ------------
              HOUSEHOLD PRODUCTS--0.7%
      22,800  Aptargroup, Inc.  ..................................      803,700
      38,800  Bush Boake Allen, Inc. .............................    1,033,050
       8,935  Cultor OY  .........................................      485,598
      38,100  Department 56, Inc.  ...............................      942,975
     134,950  United States Can Corp.  ...........................    2,277,281
                                                                   ------------
                                                                      5,542,604
                                                                   ------------
              HOUSING & BUILDING MATERIALS--1.2%
      76,400  Congoleum Corp.  ...................................    1,060,050
      41,300  Crossmann Communities, Inc.  .......................      702,100
      73,300  Dayton Superior Corp. ..............................      962,063
     156,500  Giant Cement Holding, Inc.  ........................    2,523,562
      27,121  Hunter Douglas NV  .................................    1,830,059
      74,500  Toro Co., (c)  .....................................    2,719,250
                                                                   ------------
                                                                      9,797,084
                                                                   ------------
              INDUSTRIAL MACHINERY--0.2%
      76,900  Brown & Sharpe Manufacturing Co., (c) ..............    1,076,600
      45,800  BW/IP, Inc.  .......................................      755,700
                                                                   ------------
                                                                      1,832,300
                                                                   ------------
              INSURANCE--3.7%
      97,950  Allied Group, Inc.  ................................    3,195,619
      50,800  Capital RE Corp.  ..................................    2,368,550
      38,600  Capmac Holdings, Inc. ..............................    1,278,625
       9,000  Cigna Corp.  .......................................    1,229,625
      75,000  Conseco, Inc.  .....................................    4,781,250
      71,200  Dignity Partners, Inc. .............................      186,900
     131,500  Everest Reinsurance Holdings, Inc.  ................    3,780,625
      35,000  First Commonwealth, Inc. (c)  ......................      691,250
      56,400  Meadowbrook Insurance Group, Inc.  .................    1,184,400
      28,200  Progressive Corp. Ohio .............................    1,899,975
      63,900  Protective Life Corp., (c)  ........................    2,548,012
      53,700  Reinsurance Group America, Inc.  ...................    2,530,612
      47,150  Triad Guaranty, Inc.  ..............................    1,355,563
      37,475  UNUM Corp., (c)  ...................................    2,707,569
                                                                   ------------
                                                                     29,738,575
                                                                   ------------
              INTERNATIONAL OIL--0.4%
       7,500  British Petroleum PLC (ADR) (d) ....................    1,060,312
       9,000  Exxon Corp.  .......................................      882,000
       5,000  Royal Dutch Petroleum Co.  .........................      853,750
       5,900  Texaco, Inc.  ......................................      578,938
                                                                   ------------
                                                                      3,375,000
                                                                   ------------
              LEISURE TIME--0.9%
      85,025  Circus Circus Enterprises, Inc. (c)  ...............    2,922,734
      36,850  Doubletree Corp.  ..................................    1,658,250
      25,395  Harman International Industries, Inc.  .............    1,412,597
      93,500  International Game Technology  .....................    1,706,375
                                                                   ------------
                                                                      7,699,956
                                                                   ------------
              MACHINERY--0.5%
      58,700  Greenfield Industries, Inc.  .......................    1,797,687
      19,600  Hardinge Brothers, Inc.  ...........................      521,850
      75,100  Keystone International, Inc.  ......................    1,511,388
                                                                   ------------
                                                                      3,830,925
                                                                   ------------
              MEDIA & ENTERTAINMENT--0.2%
      84,325  Banta Corp.  .......................................    1,928,934
                                                                   ------------
              METAL--0.9%
     116,550  Citation Corp.  ....................................    1,194,637
      46,800  Cleveland Cliffs, Inc., (c)  .......................    2,123,550
      87,200  Lone Star Technologies, Inc.  ......................    1,482,400
     124,500  Oregon Steel Mills, Inc.  ..........................    2,085,375
      26,300  RMI Titanium Co., New  .............................      739,688
                                                                   ------------
                                                                      7,625,650
                                                                   ------------
              MISCELLANEOUS--0.8%
     106,400  American Exploration Co.  ..........................    1,702,400
     200,000  Innkeepers USA Trust ...............................    2,775,000
      19,900  Team America Corp. .................................      226,362
      70,000  Viking Office Products, Inc. (c)  ..................    1,868,125
                                                                   ------------
                                                                      6,571,887
                                                                   ------------
              OIL--0.5%
      51,125  Belden and Blake Corp.  ............................    1,303,688
     104,800  Lomak Petroleum, Inc., New  ........................    1,794,700
      32,900  Vintage Petroleum, Inc.  ...........................    1,135,050
                                                                   ------------
                                                                      4,233,438
                                                                   ------------
              OIL & GAS--0.3%
      45,000  Transocean Offshore, Inc.  .........................    2,818,125
                                                                   ------------
              OIL SERVICES--1.6%
      70,000  BJ Services Co. (c)  ...............................    3,570,000
      93,600  Global Industries, Inc..............................    1,743,300
     133,400  Pride Petroleum Services, Inc.  ....................    3,101,550
      38,500  Seitel, Inc., New  .................................    1,540,000
      80,600  Tuboscope Vetco International Corp. ................    1,249,300
      52,000  Weatherford Enterra, Inc.  .........................    1,560,000
                                                                   ------------
                                                                     12,764,150
                                                                   ------------
              PAPER--0.4%
      44,500  Alco Standard Corp.  ...............................    2,297,313
      31,100  Caraustar Industries, Inc.  ........................    1,034,075
                                                                   ------------
                                                                      3,331,388
                                                                   ------------
              PETROLEUM SERVICES--2.4%
      80,000  Baker Hughes, Inc.  ................................    2,760,000
      25,000  Diamond Offshore Drilling, Inc.  ...................    1,425,000
     100,000  Dresser Industries, Inc., (c)  .....................    3,100,000
      42,000  Global Marine, Inc., New (c)  ......................      866,250
      85,000  Petroleum Geo Services (ADR) (c) (d)  ..............    3,315,000
      52,500  Rowan Companies, (c) ...............................    1,187,813
      50,500  Schlumberger, Ltd.  ................................    5,043,687
      30,000  Western Atlas, Inc. (c) ............................    2,126,250
                                                                   ------------
                                                                     19,824,000
                                                                   ------------
              PLASTICS--0.3%
      94,400  Premark International, Inc.  .......................    2,100,400
                                                                   ------------
              PUBLISHING--0.5%
      50,000  Citic Pacific, Ltd.  ...............................      290,258
      50,900  Houghton Mifflin Co. ...............................    2,882,212
      31,600  Insilco Corp.  .....................................    1,216,600
                                                                   ------------
                                                                      4,389,070
                                                                   ------------
              RAILROADS & EQUIPMENT--0.2%
      31,500  Wisconsin Central Transportation Corp.  ............    1,248,188
                                                                   ------------
              REAL ESTATE--2.7%
      63,700  Brandywine Realty Trust, New  ......................    1,242,150
      53,400  Cali Reality Corp.  ................................    1,648,725
     130,400  Capstone Capital Corp.  ............................    2,917,700
     114,700  Koger Equity, Inc.  ................................    2,150,625
     104,900  Liberty Property  ..................................    2,701,175
     137,800  Patriot American Hospitality, Inc.  ................    5,942,625
      55,000  Starwood Lodging Trust  ............................    3,031,875
      72,800  Sun Communities, Inc. ..............................    2,511,600
                                                                   ------------
                                                                     22,146,475
                                                                   ------------
              RETAIL--2.7%
      67,700  99 Cents Only Stores                                    1,108,588
     228,050  Abercrombie and Fitch Co.  .........................    3,762,825
      70,200  Carson Pirie Scott & Co.  ..........................    1,772,550
     117,500  Cato Corp.  ........................................      587,500
      85,900  Cole National Corp.  ...............................    2,254,875
      57,656  Consolidated Stores Corp. (c)  .....................    1,852,207
     110,800  Family Dollar Stores, Inc.  ........................    2,257,550
     111,000  Federated Department Stores, Inc. (c)  .............    3,787,875
       8,850  Nordstrom, Inc.  ...................................      313,622
      48,000  Saks Holdings, Inc. (c) ............................    1,296,000
     101,900  Tandycrafts, Inc.  .................................      611,400
     104,100  Zale Corp.  ........................................    1,990,912
                                                                   ------------
                                                                     21,595,904
                                                                   ------------
              RETAIL--GROCERY--0.6%
      34,000  Kroger Co. (c)  ....................................    1,581,000
      86,100  Michaels Foods  ....................................    1,097,775
      58,000  Safeway, Inc., New (c)                                  2,479,500
                                                                   ------------
                                                                      5,158,275
                                                                   ------------
              SAVINGS & LOAN--0.9%
      68,800  Bank United Corp.  .................................    1,840,400
       3,720  Charter One Financial, Inc., (c)  ..................      156,240
      27,150  Commercial Federal Corp.  ..........................    1,303,200
      77,438  First Financial Corp.  .............................    1,897,219
      74,900  Magna Group, Inc.  .................................    2,209,550
                                                                   ------------
                                                                      7,406,609
                                                                   ------------
              SOFTWARE--5.2%
      53,700  Award Software International, Inc.  ................      523,575
       3,050  Baan Co. NV (c)  ...................................      105,988
     152,000  BMC Software, Inc. (c) .............................    6,289,000
     144,500  Cadence Design Systems, Inc., (c)  .................    5,743,875
     123,500  Computer Associates International, Inc.  ...........    6,144,125
     150,400  HBO & Co., Rights (c) ..............................    8,930,000
     150,000  Informix Corp. (c)  ................................    3,056,250
      41,775  JDA Software Group, Inc.  ..........................    1,190,587
      86,200  Microsoft Corp. (c)  ...............................    7,122,275
      42,000  Shared Medical System  .............................    2,068,500
      76,300  Symantec Corp.  ....................................    1,106,350
                                                                   ------------
                                                                     42,280,525
                                                                   ------------
              STEEL--0.1%
      22,900  Amcast Industrial Corp.  ...........................      566,775
                                                                   ------------
              TECHNOLOGY--7.6%
       6,225  Advanced Micro Devices, Inc.  ......................      160,294
     301,762  Analog Devices, Inc.  ..............................   10,222,188
      16,975  Aspen Technology, Inc.  ............................    1,362,244
       6,125  Black Box Corp.  ...................................      252,656
       8,975  Dell Computer Corp. (c)  ...........................      476,797
      18,450  Documentum, Inc. (c) ...............................      622,688
      19,250  Etec Systems, Inc.  ................................      736,312
      43,825  HNC Software, Inc. (c) .............................    1,369,531
     118,000  Intel Corp.  .......................................   15,450,625
      13,300  Intel Corp., Warrants ..............................    1,226,925
      43,950  International Business Machines Corp.  .............    6,636,450
       6,000  International Network Services  ....................      181,125
         288  Macronix International Co., Ltd. (ADR) (d) .........        3,816
     135,825  Oracle Systems Corp. (c)  ..........................    5,670,694
     152,725  Parametric Technology Corp. (c)  ...................    7,846,247
      58,937  Pittway Corp.  .....................................    3,153,129
     190,525  Rofin-Sinar Technologies, Inc.  ....................    2,238,669
       5,475  Sapient Corp.  .....................................      230,634
      64,275  Sun Microsystems, Inc.  ............................    1,651,064
      75,000  Xylan Corp.  .......................................    2,118,750
                                                                   ------------
                                                                     61,610,838
                                                                   ------------
              TELECOMMUNICATION--1.0%
     119,400  Aliant Communications, Inc.  .......................    2,029,800
         200  DDI Corp.  .........................................    1,322,856
      73,300  Inter Tel, Inc.  ...................................    1,392,700
      37,875  PictureTel Corp., New (c)  .........................      984,750
     180,800  UNR Industries, Inc.  ..............................    1,084,800
      50,000  Vertex Communications Corp.  .......................      906,250
                                                                   ------------
                                                                      7,721,156
                                                                   ------------
              TOYS & AMUSEMENTS--0.3%
      60,000  Hasbro, Inc.  ...................................... $  2,332,500
                                                                   ------------
              TRUCKING & FREIGHT FORWARDING--0.3%
      55,000  Tidewater, Inc., (c)  ..............................    2,488,750
                                                                   ------------
              Total Common Stock (Identified Cost $640,519,902)... $748,190,958
                                                                   ------------

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------
                       PORTFOLIO COMPOSITION - continued
-------------------------------------------------------------------------------

Investments as of December 31, 1996

SHORT-TERM INVESTMENTS -- 7.9%

FACE
AMOUNT       DESCRIPTION                                              VALUE(a)
-------------------------------------------------------------------------------
$ 5,900,000  American Express Credit Corp. 6.5500% 1/02/97 ....... $  5,898,926
  6,500,000  Chevron Oil Finance Co. 5.3500% 1/02/97 .............    6,500,000
  5,000,000  Coca Cola Co. 5.5000% 1/24/97 .......................    4,982,431
  8,000,000  United States Treasury Bills, 4.7900% 2/06/97 .......    7,961,680
 15,000,000  United States Treasury Bills, 4.8000% 2/06/97 .......   14,928,000
 24,182,000  Repurchase agreement with State Street Bank & Trust
              Company dated 12/31/96 at 4.75% to be repurchased at
              $24,188,381 on 1/2/97 collateralized by $11,345,000
              U.S. Treasury Bonds 8.875%, due 8/15/17 valued at
              $14,539,332 and $9,245,000 U.S. Treasury Bond 7.25%
              due 8/15/22 valued at $10,137,725 .................    24,182,000
                                                                   ------------
             TOTAL SHORT TERM INVESTMENTS (Identified Cost
              $64,453,037) ......................................    64,453,037
                                                                   ------------
             Total Investments--99.9% (Identified Cost
              $704,972,939)(b) ..................................   812,643,995
             Other assets less liabilities (e) ..................     1,203,289
                                                                   ------------
             Total Net Assets--100% .............................  $813,847,284
                                                                   ============

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------
                       PORTFOLIO COMPOSITION - continued
-------------------------------------------------------------------------------

Investments as of December 31, 1996

FORWARD CURRENCY CONTRACTS OUTSTANDING
at December 31, 1996

                                                 LOCAL            AGGREGATE                        UNREALIZED
                                DELIVERY        CURRENCY            FACE            TOTAL         APPRECIATION/
                                  DATE           AMOUNT             VALUE           VALUE        (DEPRECIATION)
                                --------  -----------------      -----------      ----------  -----------------
British Pounds (sold) ....      01/16/97            800,000       $1,248,000      $1,370,121      $(122,121)
British Pounds (sold) ....      05/27/97            500,000          839,900         853,260        (13,360)
British Pounds (sold) ....      06/04/97             69,000          115,616         117,722         (2,106)
British Pounds (sold) ....      06/04/97            300,000          502,440         511,834         (9,394)
Deutsch Mark (bought) ....      02/12/97            401,000          265,686         261,327         (4,359)
Deutsch Mark (sold) ......      02/12/97            401,000          273,720         261,327         12,393
Deutsch Mark (bought) ....      03/11/97          1,200,000          795,862         783,412        (12,450)
Deutsch Mark (sold) ......      03/11/97          1,200,000          810,811         783,412         27,399
Deutsch Mark (bought) ....      04/22/97            500,000          332,502         327,335         (5,167)
Deutsch Mark (sold) ......      04/22/97            500,000          328,192         327,335            857
Deutsch Mark (sold) ......      02/10/97            953,000          650,512         619,879         30,633
Deutsch Mark (bought) ....      02/10/97            953,000          630,750         619,879        (10,871)
Finnish Markka (sold) ....      01/27/97            660,000          146,961         143,744          3,217
Finnish Markka (sold) ....      02/12/97          1,749,000          392,769         381,328         11,441
Finnish Markka (sold) ....      03/11/97            906,000          195,833         197,877         (2,044)
Finnish Markka (sold) ....      04/22/97            400,000           87,796          87,603            193
Finnish Markka (sold) ....      05/27/97          5,000,000        1,115,698       1,097,635         18,063
Italian Lira (bought) ....      01/27/97        800,000,000          520,528         526,584          6,056
Italian Lira (sold) ......      01/27/97      1,150,000,000          749,552         756,965         (7,413)
Italian Lira (sold) ......      02/10/97        690,000,000          449,102         453,867         (4,765)
Italian Lira (bought) ....      05/27/97        250,000,000          162,570         163,889          1,319
Italian Lira (sold) ......      05/27/97        600,000,000          396,799         393,333          3,466
Swedish Krona (sold) .....      01/27/97         10,800,000        1,646,919       1,585,413         61,506
Swedish Krona (sold) .....      03/11/97            226,000           33,099          33,242           (143)
Swedish Krona (bought) ...      03/11/97            226,000           33,262          33,242            (20)
Swedish Krona (bought) ...      04/22/97          2,000,000          292,282         294,738          2,456
Swedish Krona (bought) ...      04/22/97            500,000           73,305          73,684            379
Swedish Krona (sold) .....      04/22/97          7,500,000        1,133,273       1,105,266         28,007
Swedish Krona (bought) ...      04/22/97          3,000,000          442,413         442,106           (307)
                                                                                                  ---------
                                                                                                  $  12,865
                                                                                                  =========

(a)  See Note 1a.
(b)  Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $706,882,537 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is
     an excess of value over tax cost. ............................................           $121,584,880
     Aggregate gross unrealized depreciation for all investments in which there is
     an excess of tax cost over value. ............................................            (15,823,422)
                                                                                               -----------
     Net unrealized appreciation ..................................................           $105,761,458
                                                                                              ============
(c)  Non-income producing security.
(d)  An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.
     The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e)  Including deposits in foreign denominated currencies with a value of $19 and a cost of $19.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value ....................................                       $812,643,995
  Cash ....................................................                             71,968
  Foreign cash at value (cost $19) ........................                                 19
  Receivable for:
    Fund shares sold ......................................                          3,194,390
    Securities sold .......................................                          3,263,880
    Open forward currency contracts - net .................                             12,865
    Accrued dividends and interest ........................                            520,356
    Foreign taxes .........................................                             12,573
  Prepaid registration expense ............................                             15,000
  Unamortized organization expense ........................                             83,796
                                                                                  ------------
                                                                                   819,818,842
LIABILITIES
  Payable for:
    Securities purchased ..................................      $1,578,995
    Fund shares redeemed ..................................       3,424,345
    Withholding Taxes .....................................           2,614
  Accrued expenses:
    Management fees .......................................         712,503
    Deferred trustees' fees ...............................           6,801
    Accounting and administrative .........................           9,065
    Other expenses ........................................         237,235
                                                                 ----------
                                                                                     5,971,558
                                                                                  ------------
NET ASSETS ................................................                       $813,847,284
                                                                                  ============

  Net Assets consist of:
    Capital paid in .......................................                       $696,133,389
    Undistributed net investment loss .....................                            (10,972)
    Accumulated net realized gains ........................                         10,041,309
    Unrealized appreciation on investments, forward
      currency contracts and foreign currency transactions                         107,683,558
                                                                                  ------------
NET ASSETS ................................................                       $813,847,284
                                                                                  ============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($348,572,547 divided by 19,174,096 shares of beneficial
  interest) ...............................................                             $18.18
                                                                                        ======
Offering price per share (100/94.25 of $18.18) ............                             $19.29*
                                                                                        ======

Net asset value and offering price of Class B shares
  ($366,313,881 divided by 20,510,387 shares of beneficial
  interest) ...............................................                             $17.86**
                                                                                        ======

Net asset value and offering price of Class C shares
  ($80,312,107 divided by 4,494,340 shares of beneficial
  interest) ...............................................                             $17.87
                                                                                        ======

Net asset value and offering price of Class Y shares
  ($18,648,749 divided by 1,017,433 shares of beneficial
  interest) ...............................................                             $18.33
                                                                                        ======
Identified cost of investments ............................                       $704,972,939
                                                                                  ============

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends .............................................                        $  4,874,832(a)
  Interest ..............................................                           3,747,559
                                                                                 ------------
                                                                                    8,622,391
  Expenses
    Management fees .....................................      $ 6,821,099
    Service fees - Class A ..............................          711,078
    Service and distribution fees - Class B .............        2,916,149
    Service and distribution fees - Class C .............          627,802
    Trustees' fees and expenses .........................           24,458
    Accounting and administrative .......................           98,321
    Custodian ...........................................          473,073
    Transfer agent ......................................        1,453,462
    Audit and tax services ..............................           58,000
    Legal ...............................................           24,357
    Printing ............................................          132,871
    Registration ........................................          149,011
    Amortization of organization expenses ...............           33,262
    Miscellaneous .......................................            8,720
                                                               -----------
  Total Expenses ........................................                          13,531,663
                                                                                 ------------
  Net investment loss ...................................                          (4,909,272)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS
  Realized gain on:
    Investments - net ...................................       73,919,539
    Foreign currency transactions - net .................           78,842
                                                               -----------
    Net realized gain on investments and foreign currency
      transactions ......................................       73,998,381
                                                               -----------
  Unrealized appreciation (depreciation) on:
    Investments - net ...................................       37,450,817
    Forward currency contracts - net ....................          266,767
    Foreign currency transactions - net .................             (444)
                                                               -----------
    Net unrealized appreciation on investments and
      foreign currency transactions .....................       37,717,140
                                                               -----------
  Net gain on investment transactions ...................                         111,715,521
                                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............                        $106,806,249
                                                                                 ============
(a) Net of foreign taxes of:  $81,261

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                 YEAR ENDED             YEAR ENDED
                                                                DECEMBER 31,           DECEMBER 31,
                                                                    1995                   1996
                                                              ----------------       ----------------
FROM OPERATIONS
  Net investment loss ......................................      $ (2,471,977)          $ (4,909,272)
  Net realized gain on investments and foreign currency
    transactions ...........................................        37,615,004             73,998,381
  Unrealized appreciation on investments and foreign
    currency transactions                                           64,889,572             37,717,140
                                                                  ------------           ------------
  Increase in net assets from operations ...................       100,032,599            106,806,249
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ................................................       (11,862,707)           (28,709,305)
    Class B ................................................       (11,362,283)           (30,201,992)
    Class C ................................................        (2,444,605)            (6,605,753)
    Class Y ................................................          (228,886)            (1,223,707)
                                                                  ------------           ------------
                                                                   (25,898,481)           (66,740,757)
                                                                  ------------           ------------
  Increase in net assets derived from capital share
    transactions ...........................................       236,321,485            278,927,348
                                                                  ------------           ------------
  Total increase in net assets .............................       310,455,603            318,992,840
NET ASSETS
  Beginning of the year ....................................       184,398,841            494,854,444
                                                                  ------------           ------------
  End of the year ..........................................      $494,854,444           $813,847,284
                                                                  ============           ============
UNDISTRIBUTED NET INVESTMENT LOSS
  Beginning of the year ....................................      $          0           $   (134,869)
                                                                  ============           ============
  End of the year ..........................................      $   (134,869)          $    (10,972)
                                                                  ============           ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                              CLASS A                                              CLASS B
                        ---------------------------------------------------  ---------------------------------------------------
                          JULY 7, 1994(a)                                      JULY 7, 1994(a)
                              THROUGH             YEAR ENDED DECEMBER 31,          THROUGH           YEAR ENDED DECEMBER 31,
                           DECEMBER 31,          -------------------------       DECEMBER 31,       --------------------------
                               1994                1995            1996              1994               1995            1996
                        -------------------      ---------      ----------   -------------------      ---------      ---------
Net Asset Value,
 Beginning of Period ......   $12.50              $13.25          $16.78            $12.50             $13.23          $16.63
                              ------              ------          ------            ------             ------          ------
Income From Investment
 Operations
Net Investment Income
 (Loss) ...................     0.05                0.00           (0.06)(f)          0.02               0.00           (0.20)(f)
Net Realized and
 Unrealized Gain (Loss)
 on Investments ...........     0.75                4.52            3.17              0.73               4.39            3.14
                              ------              ------          ------            ------             ------          ------
Total From Investment
 Operations ...............     0.80                4.52            3.11              0.75               4.39            2.94
                              ------              ------          ------            ------             ------          ------
Less Distributions
Dividends From Net
 Investment Income ........    (0.05)               0.00            0.00             (0.02)              0.00            0.00
Distributions From Net
 Realized Capital Gains         0.00               (0.99)          (1.71)            (0.00)             (0.99)          (1.71)
                              ------              ------          ------            ------             ------          ------
Total Distributions .......    (0.05)              (0.99)          (1.71)            (0.02)             (0.99)          (1.71)
                              ------              ------          ------            ------             ------          ------
Net Asset Value,
 End of Period ............   $13.25              $16.78          $18.18            $13.23             $16.63          $17.86
                              ======              ======          ======            ======             ======          ======
Total Return (%) (c) ......     6.4                34.4            19.0               6.0               33.4            18.1
Ratio of Operating
 Expenses to Average
 Net Assets (%)(d) ........     1.94(b)             1.82            1.68              2.69(b)            2.57            2.43
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets (%)....     1.06(b)            (0.33)          (0.36)             0.31(b)           (1.08)          (1.11)
Portfolio Turnover
 Rate (%) .................      100                 142             127               100                142             127
Average Commission
 Rate (e) .................      --                  --          $0.0595               --                 --          $0.0595
Net Assets, End of
 Period (000) .............  $91,218            $223,596        $348,573           $72,889           $220,017        $366,314

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets for Class A and B, without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.98% and 2.75%, respectively for period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                               CLASS C                                               CLASS Y
                         ----------------------------------------------------  ----------------------------------------------------
                             JULY 7, 1994(a)      YEAR              YEAR           NOVEMBER 15(a)       YEAR              YEAR
                                THROUGH           ENDED             ENDED             THROUGH           ENDED             ENDED
                               DECEMBER 1,      DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                  1994              1995             1996               1994              1995             1996
                             -------------      -----------      ------------  -----------------      -----------      -----------
Net Asset Value,
  Beginning of Period .          $12.50            $13.24          $16.65              $13.59            $13.24          $16.83
                                 ------            ------          ------              ------            ------          ------
Income From Investment
 Operations
Net Investment Income
(Loss) ................            0.02              0.00           (0.20)(f)            0.06              0.00           (0.02)(f)
Net Realized and
  Unrealized Gain
  (Loss) on Investments            0.74              4.40            3.13               (0.35)             4.58            3.23
                                 ------            ------          ------              ------            ------          ------
Total From Investment
  Operations...........            0.76              4.40            2.93               (0.29)             4.58            3.21
                                 ------            ------          ------              ------            ------          ------
Less Distributions
Dividends From Net
  Investment Income ...           (0.02)             0.00            0.00               (0.06)             0.00            0.00
Distributions From Net
  Realized Capital
  Gains ...............            0.00             (0.99)          (1.71)               0.00             (0.99)          (1.71)
                                 ------            ------          ------              ------            ------          ------
Total Distributions ...           (0.02)            (0.99)          (1.71)              (0.06)            (0.99)          (1.71)
                                 ------            ------          ------              ------            ------          ------
Net Asset Value, End of
  Period ..............          $13.24            $16.65          $17.87              $13.24            $16.83          $18.33
                                 ======            ======          ======              ======            ======          ======
Total Return (%) (c) ..            6.0              33.4             18.0               (2.1)             34.8            19.6
Ratio of Operating
  Expenses to Average
  Net Assets (%) (d) ..            2.69(b)           2.57            2.43                1.79(b)           1.57            1.43
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets(%)            0.31(b)          (1.08)          (1.11)               2.26(b)          (0.08)          (0.11)
Portfolio Turnover Rate(%)          100               142             127                 100               142             127
Average Commission Rate(e)           --                --         $0.0595                  --                --         $0.0595
Net Assets, End of
  Period (000) ........         $20,096           $45,672         $80,312                $196            $5,569         $18,649

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets for Class C and Y, without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 2.75% and 1.90%, respectively for period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund"). The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class A, Class B and Class C shares on July 7, 1994. Class Y shares commenced operations November 15, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed).

Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were $931,018,033 and $740,715,562, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its adviser, New England Funds Management, L.P. (the "Adviser"), at the annual rate of 1.05% of the Fund's average daily net assets. The Adviser pays the Fund's four investment Subadvisers, Berger Associates, Inc., Founders Asset Management, Inc., Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Subadvisers") at the rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the Subadviser manages and 0.50% of such assets in excess of $50 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. The Adviser and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company.

Fees retained by the Adviser and paid to each Subadviser under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED

$3,472,956                           New England Funds Management, L.P.
   796,201                           Berger Associates, Inc.
   884,453                           Founders Asset Management, Inc.
   835,227                           Janus Capital Corporation
   832,262                           Loomis, Sayles & Company, L.P.
----------
$6,821,099
==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996, these expenses amounted to $98,321 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $1,108,669 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $711,078 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996 the Fund paid New England Funds $729,037 and $156,950 in service fees under the Class B and Class C Plans respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $2,187,112 and $470,852 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $3,745,074.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, New England Investment Companies, the Adviser or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,343
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Retainer                           $233/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                      ---------------------------------   ----------------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................       7,642,009       $114,044,926        7,691,218       $139,876,241
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................         699,829         11,487,826        1,578,726         27,875,496
                                          ----------       ------------       ----------       ------------
                                           8,341,838        125,532,752        9,269,944        167,751,737
Shares repurchased .................      (1,903,090)       (29,310,909)      (3,418,502)       (61,553,540)
                                          ----------       ------------       ----------       ------------
Net increase .......................       6,438,748     $   96,221,843        5,851,442       $106,198,197
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                      ---------------------------------   ----------------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................       7,922,819       $119,214,783        7,630,405       $135,846,816
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................         669,488         10,909,794        1,660,548         28,858,732
                                          ----------       ------------       ----------       ------------
                                           8,592,307        130,124,577        9,290,953        164,705,548
Shares repurchased .................        (872,820)       (13,578,971)      (2,008,111)       (35,730,310)
                                          ----------       ------------       ----------       ------------
Net increase .......................       7,719,487       $116,545,606        7,282,842       $128,975,238
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                      ---------------------------------   ----------------------------------
CLASS C                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................       1,635,044       $ 24,683,156        2,328,617       $ 41,733,783
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................         141,224          2,303,183          356,206          6,194,589
                                          ----------       ------------       ----------       ------------
                                           1,776,268         26,986,339        2,684,823         47,928,372
Shares repurchased .................        (550,549)        (8,352,576)        (934,175)       (16,650,873)
                                          ----------       ------------       ----------       ------------
Net increase .......................       1,225,719       $ 18,633,763        1,750,648       $ 31,277,499
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                      ---------------------------------   ---------------------------------
CLASS Y                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................         316,907        $ 4,921,298          671,715       $ 12,225,769
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................          13,920            228,884           68,787          1,223,704
                                          ----------       ------------       ----------       ------------
                                             330,827          5,150,182          740,502         13,449,473
Shares repurchased .................         (14,699)          (229,909)         (53,979)          (973,059)
                                          ----------       ------------       ----------       ------------
Net increase .......................         316,128          4,920,273          686,523         12,476,414
                                          ----------       ------------       ----------       ------------
Increase derived from capital shares
  transactions .....................      15,700,082       $236,321,485       15,571,455       $278,927,348
                                          ==========       ============       ==========       ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND STAR ADVISERS FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Star Advisers Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

-------------------------------------------------------------------------------

                        NEW ENGLAND STAR ADVISERS FUND
         SUPPLEMENT DATED FEBRUARY 3, 1997 TO THE PROSPECTUSES DATED:
   MAY 1, 1996 (AS SUPPLEMENTED SEPTEMBER 30, 1996 AND JANUARY 2, 1997) OF
       NEW ENGLAND STAR ADVISERS FUND; AND MAY 1, 1996 (AS SUPPLEMENTED SEPTEMBER 30, 1996, AND JANUARY 2 AND JANUARY 31, 1997) OF NEW ENGLAND STOCK
                  FUNDS AND NEW ENGLAND STOCK FUNDS CLASS Y

Effective February 3, 1997, Patrick S. Adams, Senior Vice President of Berger Associates, Inc. ("Berger"), has assumed day-to-day responsibility for the management of the segment of New England Star Advisers Fund managed by Berger. Mr. Adams previously served as Senior Vice President with Zurich Kemper Investments, Inc. from June 1996 to January 1997, where he was Portfolio Manager of the Kemper Growth Fund. Mr. Adams served as Portfolio Manager with Founders Asset Management, Inc. from March 1993 to May 1996, where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. For three years prior to that, Mr. Adams served First America Investment Corp. in various positions, including that of Senior Portfolio Manager/Senior Analyst, and manager of the Parkstone Equity Fund.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

           VISIT OUR WORLD WIDE WEB SITE AT HTTP://WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  SA56-1296

 [recycle symbol] Printed On Recycled Paper